UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 1, 2009

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amended Current Report on Form 8-K is being filed to amend Exhibit 99.2 and 99.3 of the Current Report on Form 8-K previously filed September 1, 2009.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibits are filed as part of this report, except that the portion of Exhibits 99.2 and 99.3 relating to the reporting of financial results of SeaChange is furnished and not filed:

Exhibit No.	Description

99.2	Press release issued by SeaChange International, Inc., dated September 1, 2009.

99.3	Prepared remarks issued by SeaChange International, Inc., dated September 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Kevin M. Bisson
Kevin M. Bisson
Chief Financial Officer, Treasurer, Secretary and Senior Vice President, Finance and Administration

Dated: September 1, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.2	Press release issued by SeaChange International, Inc., dated September 1, 2009.

99.3	Prepared remarks issued by SeaChange International, Inc., dated September 1, 2009.

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